UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2023

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 460, Ithaca New York		14851
(Address of Principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(888) 503-5753

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On Tuesday, May 9, 2023, Tompkins Financial Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business March 13, 2023, the record date for the Annual Meeting, 14,591,451 shares of the Company’s common stock were issued and outstanding, of which 11,304,318 were represented at the Annual Meeting in person or by proxy, and represented a quorum for the transaction of business at the Annual Meeting.

(b)	Shareholders voted on the following matters at the Annual Meeting:

(1)	Shareholders elected fourteen (14) director nominees for terms expiring at the 2024 Annual Meeting of Shareholders;

(2)	Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say on Pay” vote);

(3)	Shareholders approved, on a non-binding advisory basis, the frequency option of “EVERY YEAR” as the preferred voting frequency for future Say on Pay votes;

(4)	Shareholders approved an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock issuable under the plan; and

(5)	Shareholders ratified the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2023.

Set forth below are the shareholder voting results with respect to each matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2024 Annual Meeting of Shareholders.

Director	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
John E. Alexander	9,165,263	180,848	1,958,207
Paul J. Battaglia	9,178,998	167,113	1,958,207
Nancy E. Catarisano	9,306,081	40,030	1,958,207
Daniel J. Fessenden	9,094,937	251,174	1,958,207
James W. Fulmer	9,106,819	239,292	1,958,207
Patricia A. Johnson	8,983,069	363,042	1,958,207
Angela B. Lee	9,298,599	47,512	1,958,207
John D. McClurg	9,305,454	40,657	1,958,207
Ita M. Rahilly	9,285,293	60,818	1,958,207
Thomas R. Rochon	8,939,858	406,253	1,958,207
Stephen S. Romaine	9,226,722	119,389	1,958,207
Michael H. Spain	9,178,903	167,208	1,958,207
Jennifer R. Tegan	9,205,327	140,784	1,958,207
Alfred J. Weber	9,031,553	314,558	1,958,207

Proposal No. 2 – Advisory vote to approve the compensation paid to the Company’s Named Executive Officers.

The compensation paid to the Company’s Named Executive Officers was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
6,725,617	2,535,906	84,588	1,958,207

Proposal No. 3 – Advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers

The option of “EVERY YEAR” was approved as the preferred voting frequency for future Say on Pay votes by the following vote:

Number of Shares Voted for Every One Year	Number of Shares Voted for Every 2 Years	Number of Shares Voted for Every 3 Years	Number of Shares Abstaining	Broker Non-Votes
8,756,205	25,057	505,696	59,153	1,958,207

Proposal No. 4 – Approval of an amendment to the Company’s 2019 Equity Incentive Plan

The amendment to the Company’s 2019 Equity Incentive Plan was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
8,864,848	433,867	47,396	1,958,207

Proposal No. 5 – Ratification of the appointment of KPMG LLP as the Company’s Independent Auditors for 2023

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
11,127,671	155,073	21,574

(d) Consistent with its recommendation and the shareholder vote, the Company’s Board of Directors has determined that it will hold a Say on Pay vote every year, until the next shareholder vote on Say on Pay frequency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 11, 2023	/s/ Stephen S. Romaine
Stephen S. Romaine
President and CEO